Discontinued Operations (Tables)	12 Months Ended
Dec. 25, 2012
Loss from Discontinued Operations Net of Tax

Loss from discontinued operations, net of tax is comprised of the following:

	Fiscal Year Ended
	December 28, 2010	December 27, 2011	December 25, 2012
Revenues	$2,720	$3,003	$1,505
Income (loss) before income tax	(68)	(1,179)	(821)
Income tax (expense) benefit	41	505	2

Income (loss) from discontinued operations, net of income tax	$(27)	$(674)	$(819)